Filed pursuant to Rule 497(e)

Registration No. 333-271700

Leverage Shares 2X Long ABNB Daily ETF (Ticker: ABNG)

A series of Themes ETF Trust

Listed on The NASDAQ Stock Market LLC

Supplement dated July 6, 2026

to the Summary Prospectus, Prospectus and Statement of Additional Information,

each dated August 1, 2025 (as supplemented)

The Board of Trustees of Themes ETF Trust (the “Board”) has determined that it is in the best interests of shareholders to liquidate and close Leverage Shares 2X Long ABNB Daily ETF (the “Fund”) based on the recommendation of the Fund’s investment adviser, Themes Management Company, LLC. The Board has determined to liquidate the Fund with the liquidation payment to shareholders expected to take place on or about July 31, 2026 (the “Liquidation Date”).

After the close of regular trading on July 24, 2026, the Fund no longer will accept creation orders. The Fund will cease trading on The NASDAQ Stock Market LLC (“Nasdaq”) on July 28, 2026. While the Fund is preparing to liquidate, the Fund will not be pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of assets, paying its liabilities, and distributing its remaining assets to shareholders.

Shareholders may sell their holdings of the Fund until market close on July 28, 2026 and customary brokerage charges may apply to these transactions. The Fund’s shares will no longer trade on Nasdaq after market close on July 28, 2026 and the shares will be subsequently delisted. Shareholders who do not sell their Fund shares before market close July 28, 2026, will receive cash equal to the amount of the net asset value of their shares on or about Liquidation Date.

These distributions are taxable events. In addition, these payments to shareholders may include accrued capital gains and dividends. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of closing the Fund. Once the distributions are complete, the Fund will terminate.